                                                                    EXHIBIT 10.1

               AMENDED AND RESTATED SERVICE AND EXPENSE AGREEMENT

                                      AMONG

                           ALLSTATE INSURANCE COMPANY
                                       AND
                            THE ALLSTATE CORPORATION
                                       AND
                               CERTAIN AFFILIATES

This Amended and Restated Service and Expense Agreement (this "Agreement") made and effective as of the 1st day of January 2004, among ALLSTATE INSURANCE COMPANY, an Illinois insurance company ("Allstate"), THE ALLSTATE CORPORATION, a Delaware corporation ("Allcorp"), and those affiliates of Allstate whose signatures appear below (together with Allcorp, individually, an "Affiliate" and collectively, the "Affiliates").

                                   WITNESSETH:

WHEREAS, Allstate entered into a Service and Expense Agreement, dated as of January 1, 1999, with Allcorp and certain of its insurance company affiliates and another Service and Expense Agreement, dated as of January 1, 2000, with certain of its non-insurance affiliates, pursuant to which Allstate provided certain services and facilities (collectively, the "Original Agreements");

WHEREAS, the parties amended the Original Agreements on January 1, 2002 (the "Amended Agreements") and with the establishment of Allstate Investments, LLC, terminated the provision of investment management services by Allstate;

WHEREAS, the parties desire to consolidate and further amend the Amended Agreements to include provision by the Affiliates of certain services and facilities to Allstate and to other Affiliates from time to time, subject to the terms and conditions hereinafter set forth, and to provide for possible future alternative methods of costing for facilities and services provided pursuant to this Agreement; and

WHEREAS, the parties desire to restate the Amended Agreements as amended.

NOW, THEREFORE, it is agreed as follows:

1. Allstate shall furnish or cause to be furnished, at cost and in the same manner as such services and facilities are furnished to its other affiliates, those categories of facilities and services listed on Schedule A, including marketing, claims, underwriting and

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     policyholder services. Additional specifications regarding these services and facilities, and the basis upon which costs to be charged for these services and facilities are determined: (a) with respect to an Affiliate that is a property and casualty insurer, are listed on Exhibit A; (b) with respect to an Affiliate that is a life insurer, are listed on Exhibit B; and (c) with respect to an Affiliate that is a non-insurance company, in accordance with Generally Accepted Accounting Principles. The relevant parties may from time to time agree that only certain of the listed services and facilities will be provided by the Providing Party (as defined below).

     Services shall be performed in the name of and on behalf of an Affiliate and in a manner intended to assure the separate operating identity of the Affiliate. By way of example and without limiting the foregoing, (i) all forms utilized in connection with an Affiliate's business and all correspondence with holders of insurance policies or annuity contracts (collectively, "policies") shall bear its name and contain its address;
     (ii) all communications with policyholders shall be in such Affiliate's name; and (iii) all bank accounts into which such Affiliate's funds are deposited or from which its funds are withdrawn shall be such Affiliate's accounts, except that premiums collected on behalf of an Affiliate may be held by Allstate in a fiduciary capacity and transferred to such Affiliate as soon as practicable subsequent to collection, but in any event within two (2) business days.

     Services shall be provided in accord with all applicable state and federal legal and regulatory requirements, including those relating to privacy of customer information.

     The performance of any party under this Agreement with respect to the business and operations of an Affiliate shall at all times be subject to the direction and control of the Board of Directors of each such Affiliate. To the extent required by applicable regulation, such services with respect to any Affiliate shall be performed under guidelines and procedures established by that Affiliate. All service providers must comply with all licensing provisions applicable to any Affiliate for which they are providing services under this Agreement.

2. Each Affiliate may furnish or cause to be furnished to Allstate or to any other Affiliate, at cost, the services and facilities listed in Schedule A attached hereto or such other facilities and services as the parties may from time to time agree in writing. Any supplemental agreement whereby any Affiliate provides services to or receives services from another Affiliate shall be subject to review where required under applicable insurance law.

3. Costs are defined as the actual costs and expenses incurred by the party providing the services (each, a "Providing Party") which are attributable to the services and facilities provided under this Agreement, such as: salaries and benefits; space rental; overhead expenses which may include items such as electricity, heat, and water; building maintenance services; furniture and other office equipment; supplies and special equipment such as reference libraries, electronic data processing equipment and the like.

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4.   Charges for the above services and facilities shall be determined by
     Allstate in accordance with the general provisions contained in Exhibits A through D. Exhibits A and B are based upon NAIC expense classification and allocation guidelines. In the event such guidelines are amended, Exhibits A and B shall be deemed amended to conform thereto. Allstate's Corporate Controller's Department will exercise reasonable judgment in appropriately revising these Exhibits, maintain proper documentation for revisions and communicate changes in allocation requirements to each party receiving services (each, a "Receiving Party") in a timely manner. Exhibit C provides a narrative overview of the expense management process and Exhibit D provides certain definitions used throughout. Cost bases shall be reviewed and adjusted on a prospective basis not less than annually to reflect the actual costs incurred.

5. The amount charged to a Receiving Party shall not exceed the cost to the Providing Party with respect to providing such service or facility. Notwithstanding this provision or any other provision contained in this Agreement to the contrary, subject to obtaining any required regulatory approvals, the parties may agree in writing that one or more specific services or facilities may be provided on a basis other than cost. Each Providing Party will exercise reasonable judgment in periodically reviewing the expenses incurred and the percentage thereof allocated to each Receiving Party. Any Receiving Party may request a review of such expenses and their allocation and such review will occur promptly thereafter. Any basis other than cost that is utilized shall be intended to reasonably relate to the cost of the services or facilities involved.

6. A Providing Party will charge each Receiving Party for all the services and facilities provided pursuant to this Agreement via the monthly expense allocation process, and payments will be through the monthly intercompany settlement process. This process will be completed by Allstate personnel in the most timely and effective method available.

7. The Providing Parties will maintain such records as may be required relating to the accounting system of Allstate and the Affiliates. The Affiliates understand and accept the financial records generated by this system, which utilizes the concepts detailed in the addenda attached to Exhibits A and B, respectively.

     All Affiliate records shall be maintained in accordance with applicable insurance laws and accepted industry standards. Allstate shall maintain processes to provide backup records that will be available in the event the underlying records are destroyed in a natural or manmade catastrophe or disaster.

     In the event and to the extent that the books and records of an Affiliate are maintained hereunder in an electronic format, the following requirements shall apply. A computer terminal that is linked to the electronic system that generates the electronic records that constitute such Affiliate's books of account as they relate to the business covered by this Agreement, shall be kept and maintained at such Affiliate's principal office. During all normal business hours, there shall be ready availability and easy access through such terminal (either directly by personnel of such Affiliate's domestic insurance regulator or indirectly with the aid of such Affiliate's employees) to the electronic media used to maintain the records comprising such Affiliate's books of account hereunder. The electronic records shall be in a readable form. The Providing Parties shall maintain format integrity and compatibility of the electronic records that constitute an Affiliate's books of account hereunder. If the electronic system that created such records is to be replaced by a system with which the records would be incompatible, the Providing Parties shall convert such pre-existing records to a format that is compatible with the new system. The Providing Parties shall maintain acceptable backup of the records constituting an Affiliate's books of account hereunder.

8. Upon reasonable notice, and during normal business hours, any Receiving Party shall be entitled to, at its own expense, inspect records that pertain to the computation of charges for the facilities or services provided pursuant to this Agreement. The Providing Parties shall at all times maintain correct and complete books, records and accounts of all services and facilities furnished pursuant to this Agreement. Each Receiving Party shall have unconditional right of ownership of any records prepared on its behalf under this Agreement. The records maintained by a Providing Party in connection with services provided to an Affiliate under this Agreement shall be subject to inspection and review by such Affiliate's domestic insurance regulator.

9. Any employee of a Providing Party who is performing duties hereunder at all times during the term of this Agreement shall be under the supervision and control of such Providing Party and shall not be deemed an employee of any Receiving Party.

10. The scope of, and the manner in which, a Providing Party provides facilities and services to a Receiving Party shall be reviewed periodically by the parties involved in each transaction under this Agreement. All services and facilities shall be of good quality and suitable for the purpose for which they are intended.

11. No party shall assign its obligations or rights under this Agreement without the written consent of the other parties and any required regulatory approvals. Allstate may terminate this Agreement in its entirety, and an Affiliate may cancel its participation in the arrangements under this Agreement, each by giving six months written notice to the other parties to this Agreement; provided, however, that in the event that the affiliate relationship ceases to exist with respect to an Affiliate, this Agreement shall terminate immediately with respect to such Affiliate. Under no circumstances will the initial term of this Amended and Restated Agreement exceed five (5) years from its effective date.

12. All communications provided for hereunder shall be in writing, and if to an insurance company Affiliate, mailed or delivered to such Affiliate at its office at the address listed in such Affiliate's Statutory Annual Statement Blank, Attention: Secretary, or if to Allstate or Allcorp, mailed or delivered to its office at 3075 Sanders Road,

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     Northbrook, Illinois 60062, Attention: Controller, or addressed to any party at the address such party may hereafter designate by written notice to the other parties.

13. This Agreement together with such amendments and supplements as may from time to time be executed in writing by the parties in accordance with applicable insurance law, constitutes the entire agreement and understanding between the parties in respect of the transactions contemplated hereby and supercedes any other agreements arrangements or understandings between the parties relating to the subject matter hereof. Those service and administrative services agreements between and among any parties to this Agreement that are listed on Exhibit E are terminated as of the effective date of this Amended and Restated Agreement.

14. Any unresolved dispute or difference between the parties arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the Expedited Procedures thereof. The award rendered by the Arbitrator shall be final and binding upon the parties, and judgment upon the award rendered by the Arbitrator may be entered in any Court having jurisdiction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year above written.


                           THE ALLSTATE CORPORATION

                           By:
                               ---------------------------------
                           Samuel H. Pilch
                           Group Vice President

                           ALLSTATE INSURANCE COMPANY

                           By:
                               ---------------------------------
                           Samuel H. Pilch
                           Group Vice President

                           AFD, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Assistant Treasurer

                           AFDW, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALFS, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Assistant Treasurer

                           ALLSTATE ASSIGNMENT COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE ASSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE CALIFORNIA HOLDINGS, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE CALIFORNIA INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE COUNTY MUTUAL INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE DISTRIBUTORS, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Assistant Treasurer

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                           ALLSTATE FINANCIAL, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE FINANCIAL ADVISORS, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE FINANCIAL CORPORATION

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE FINANCIAL SERVICES, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE FIRE AND CASUALTY INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE FLORIDIAN INDEMNITY COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE FLORIDIAN INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

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                           ALLSTATE HOLDINGS, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE INDEMNITY COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE INSURANCE COMPANY OF CANADA

                           By:
                               ---------------------------------

                           ALLSTATE INTERNATIONAL INSURANCE HOLDINGS, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE INVESTMENT MANAGEMENT COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE INVESTMENTS, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE LIFE INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE LIFE INSURANCE COMPANY OF CANADA

                           By:
                               ---------------------------------

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                           ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE MOTOR CLUB, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE MOTOR CLUB, INC. OF CANADA

                           By:
                               ---------------------------------

                           ALLSTATE NEW JERSEY INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE NON-INSURANCE HOLDINGS, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE NORTH AMERICAN INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE PROPERTY AND CASUALTY INSURANCE
                           COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

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                           ALLSTATE REINSURANCE LTD.

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ALLSTATE SETTLEMENT CORPORATION

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           ALLSTATE TEXAS LLOYD'S, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           AMERICAN HERITAGE LIFE INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Assistant Treasurer

                           AMERICAN HERITAGE LIFE INVESTMENT CORPORATION

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           AMERICAN HERITAGE SERVICE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           CHARTER NATIONAL LIFE INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           COLUMBIA UNIVERSAL LIFE INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           CONCORD HERITAGE LIFE INSURANCE COMPANY INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Assistant Treasurer

                           DEERBROOK GENERAL AGENCY, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           DEERBROOK INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ENCOMPASS INDEMNITY COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ENCOMPASS INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           ENCOMPASS NEW JERSEY INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

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                           E.R.J. INSURANCE GROUP INCORPORATED

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           FIDELITY INTERNATIONAL COMPANY LIMITED

                           By:
                               ---------------------------------

                           FIDELITY INTERNATIONAL INSURANCE COMPANY LIMITED

                           By:
                               ---------------------------------

                           FIRST COLONIAL INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Assistant Treasurer

                           GLENBROOK LIFE AND ANNUITY COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           INTRAMERICA LIFE INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           IVANTAGE GROUP, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           IVANTAGE SELECT AGENCY, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           KENNETT CAPITAL, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           KEYSTONE STATE LIFE INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           LINCOLN BENEFIT LIFE COMPANY

                           By:
                           James P. Zils
                           Treasurer

                           LSA ASSET MANAGEMENT, LLC

                           By:
                              ----------------------------------
                           James P. Zils
                           Treasurer

                           NEW JERSEY HOLDINGS, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           NORTHBROOK HOLDINGS, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           NORTHBROOK INDEMNITY COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Vice President and Treasurer

                           NORTHBROOK SERVICES, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           PAFCO INSURANCE COMPANY

                           By:
                               ---------------------------------

                           PEMBRIDGE AMERICA INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           PEMBRIDGE INSURANCE COMPANY

                           By:
                               ---------------------------------

                           ROADWAY PROTECTION AUTO CLUB, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           STERLING COLLISION CENTERS, INC.

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           SURETY LIFE INSURANCE COMPANY

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           TECH-COR, LLC

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                           THE ALLSTATE FOUNDATION

                           By:
                               ---------------------------------
                           James P. Zils
                           Treasurer

                                                                      SCHEDULE A

Each of the attached supporting schedules depicts examples of services to be provided, and are not intended by the parties to be all-inclusive.

Description of Service                                               Schedule
----------------------                                               --------
Finance Shared Services                                                A-1

Technical Shared Service
- Information Technologies                                             A-2
and Field Support

Human Resource Shared Services                                         A-3

Law and Regulation                                                     A-4

Corporate Relations                                                    A-5

Marketing and Research/Planning Center                                 A-6

Print Communication Center                                             A-7

Real Estate & Construction / Facilities                                A-8

                                  Schedule A-1
                             Finance Shared Services

PROVIDER SERVICES

- ACCOUNTING: Provide actual monthly, quarterly and annual financial results. Specific services include producing financial statements and consulting on account coding, reporting, accounting research, shared service administration, expense allocation administration accounting governance and policies, and maintenance of any required central accounting computer system.

- AUDITING: Perform internal audits, which meet Generally Accepted Auditing Standards (GAAS) at intervals deemed necessary by Allstate.

- CLAIM RESERVES: Provide risk management services including exposure analysis, risk retention and risk financing.

- FINANCE AND PLANNING: Provide services related to the segment of Allstate's annual operating plan, long-term strategic plan and capital management allocation.

- FINANCE INNOVATION: Provide reporting and analysis templates and database support.

- GENERAL: Provide financial administrative services to ensure compliance with Service Provider's corporate policies

- PURCHASING: Provide services related for graphic arts and printing for internal and external communications.

- TAX: Comply with Federal and State tax filing requirements along with any tax research needed.

- TREASURY: Provide cash management services, including the pass through of all fees associated with setting up and maintaining bank accounts.

- PROCUREMENT: Strategic sourcing and the procuring of commodities inclusive of contract negotiation.

                                                                              17
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                                  Schedule A-2
                            Technical Shared Service

PROVIDER SERVICES

Services are divided into two categories: Information Technologies and Field Support, and include but are not limited to:

         INFORMATION TECHNOLOGIES:

-    Build and maintain systems necessary to process Affiliate's business.

-    Support of online networks and end-user/desktop applications.

- Technical architecture design to include application development and end-user equipment via Technology Asset Management.

- Enterprise office tools, software licenses, maintenance, upgrades, Microsoft Office and client software packages.

- Telecommunications support for business applications to include equipment sourcing and voice-mail solutions.

- Database production support and development for mainframe and distributed applications.

- Enterprise Help Center for end-user problem resolution, equipment repair, system password resets.

         FIELD SUPPORT

-    Process and pay invoices, expense accounts, and related bills.

- Maintain necessary bank accounts. This would include, but would not be limited to, a depository account, refund account and investment accounts.

- Deposit and balance remittance from Affiliate's clients. Process payments against client balances in the billing database.

-    Pay and track non-computer related fixed asset transactions.

-    Utilize the SAP general ledger system for financial recording.

- Perform movement of funds from depository accounts to investment accounts as needed via wire transfers or other means.

-    System production, job scheduling and runs including technical support.

- Data processing support including data storage, data communication solutions, and network availability.

                                  Schedule A-3
                         Human Resource Shared Services

PROVIDER SERVICES

- Disburse compensation, distribute pay stubs and paychecks, remit payroll taxes, calculate and remit to vendors benefit contributions
     (employer/employee), mail W-2's, provide lines of expense details and create new company pay system. These services will be delivered to client within agreed upon timeframes, and will meet the client's quality requirements.

- Design compensation and incentive structure, provide support services for salary planning, incentive plan and pay communications. Provide Affiliate with current market research/data to structure the most cost effective and competitive compensation plan.

- Provide technical interview with employees to determine skills and tasks necessary to a particular job function. This work will be used to create job descriptions in order to obtain market data to determine competitive salary structures.

- Coordinate participation in technical job fairs to attract qualified individuals, deliver new employee orientation, coordinate internship programs, provide sources of qualified candidates for technical recruiter and intern openings, and provide seven days of training to technical recruiters.

- Provide timely coaching and guidance on human resource related issues at Affiliate's request. Accurately assess the appropriate Center of Excellence within the human resource organization to assist in all problem resolutions.

- Provide Affiliate with the most competitive benefits package for all employees. Conduct annual election to provide all employees with the option of changing benefit coverages.

- Provide all employees with required services for any payroll or benefit inquiries or processing.

- Provide Affiliate with up to date professional education programs and research. Provide access to just-in-time training.

- Provide Affiliate with accurate and timely payroll stubs, checks and tax remittances.

                                  Schedule A-4
                                 Legal Services

PROVIDER SERVICES

- The Law and Regulation Department will provide legal advice, assist in the completion of business transactions, implement compliance programs, assist with dispute resolution and provide public advocacy for Affiliate.

- Provide for legal advice, assist in the completion of business transactions, assist with dispute resolution and provide for public advocacy.

- All legal services will be performed in a manner that is in compliance with all applicable laws, regulations and Codes of Professional Responsibility.

                                  Schedule A-5
                               Corporate Relations

PROVIDER SERVICES

Support and implement communication strategies.

-    Development of communication packages, scripts, and presentations.

-    Sourcing and coordination of meetings with internal and external customers.

-    Media preparation for external use.

- Coordination of production and recognition and/or special events as requested.

                                  Schedule A-6
                    Marketing, Advertising, and Distribution

PROVIDER SERVICES

- Provide market research, perform database analysis to identify target customers and utilize focus groups to determine customer preferences.

-    Support and implement marketing strategies.

- Development of marketing strategies, coordination of print and/or media requirements.

-    Sourcing of marketing vendors.

-    Coordination of media/print advertising.

- Assist in the development and implementation of distribution policy and practices, and provide other marketing and distribution support services.

- Upon request of a life insurance Affiliate, Allstate shall assist such life insurance Affiliate in preparation of marketing material, assist in the recruitment, supervision, and product training of agents, assist in the development and implementation of distribution policy and practices, and provide other marketing and distribution support services. However, all decisions regarding the approval of marketing material and the acceptance, appointment or termination of agents shall be made by any such life insurance Affiliate.

                                  Schedule A-7
                       Allstate Print Communication Center
                          Customer Document Processing

PROVIDER SERVICES

Provide print services for document processing to include: quick print, web and sheet-fed print and "laser print stuff mail".

- Provide programming support and consulting along with complete print project management.

-    Provide for storage and retention of documents and/or equipment.

                                  Schedule A-8
                     Real Estate & Construction / Facilities

                        Provider Services

-    Real Estate Portfolio Management.

-    Capital improvement management and construction.

-    Engineering standards.

-    Building / Facility compliance to local and governmental codes.

-    Support of employee moves and relocation.

-    Housekeeping and Security

-    All other facilities necessary for the conduct of the business.

                                                                       EXHIBIT A

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX ALLSTATE INSURANCE COMPANY AND PROPERTY & CASUALTY AFFILIATES

    EXPENSE LINE ITEM                                                                                       BASIS OF EXPENSE
     PER U&I EXHIBIT*                          EXPENSE CLASSIFICATION DESCRIPTION**                           ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
1.  Claim adjustment services    Investigation and adjustment of policy claims for direct,             No allocation - direct
                                 reinsurance assumed and ceded business. The more significant          charge to company
                                 expenses and fees related to: (1) all outside costs associated with independent adjusters, (2) lawyers for legal services in the defense, trial, or appeal of suits, (3) general court costs, (4)
                                 medical testimony, (5) expert and lay witnesses, (6) medical examinations for the purpose of trial and resolution of liability and (7) miscellaneous (appraisals, surveys, detective reports, audits, character reports, etc.).

2.  Commission and brokerage     All payments, reimbursements and allowances (on direct and            No allocation - direct
                                 reinsurance assumed and ceded business) to managers, agents,          charge to company based on
                                 brokers, solicitors or other producer types.                          agent contract

----------
* Expense classifications per the statutory Underwriting and Investment Exhibit, Part 3, Expenses. Parties to the Agreement use these twenty-one classifications to record their operating expenses incurred. As described in Exhibit C, expenses for these classifications are also spread to three distinct functional expense groups: loss adjustment, other underwriting and investment.

** This description provides only a synopsis of the types of expenses for each classification. Parties to the Agreement will utilize the NAIC Property & Casualty Annual Statement Instructions Appendix in expense handling.

***  Before consideration of any applicable reinsurance agreement.

    EXPENSE LINE ITEM                                                                                       BASIS OF EXPENSE
     PER U&I EXHIBIT*                          EXPENSE CLASSIFICATION DESCRIPTION**                           ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
4.  Advertising                  Typical expenses would include services of: (1) advertising agents,   Direct charge by company
                                 (2) public relations counsel, (3) advertisements in newspapers,       where known. Allocated
                                 periodicals, billboards, pamphlets and literature issued for          items handled as follows:
                                 advertising or promotional purposes, (4) related paper and printing   See Exhibit A Appendix at
                                 charges for advertising purposes, (5) radio broadcasts, (6) prospect  B; C 1; D 1 and E 1 for
                                 and mailing lists, (7) signs and medals for agents and                explanation of allocation
                                 (8) television commercials and production.                            by type of office

5.  Boards, bureaus and          Various dues, assessments, fees and charges for items such as: (1)    No allocation - direct
    associations                 underwriting boards, rating organizations, statistical agencies,      charge to company
                                 inspection and audit bureaus, (2) underwriters' advisory and service organizations, (3) accident and loss prevention
                                 organizations, (4) claim organizations, (5) underwriting
                                 syndicates, pools and associations, assigned risk plans.

6.  Surveys and underwriting     Costs to support the business including: (1) survey, credit, moral    See Exhibit A Appendix at
    reports                      hazard, character reports for underwriting, (2) appraisals for        B; D 1; and E 1 for
                                 underwriting, (3) fire records, (4) inspection and engineering        explanation of allocation
                                 billed specifically, (5) medical examiner services relating to        by type of office
                                 underwriting.

7.  Audit of assureds' records   Auditing fees and expenses of independent auditors for auditing       No allocation - direct
                                 payroll and other premium bases.                                      charge to company

8.  Salary and related items     Salaries, bonus, overtime, contingent compensation, and other         See Exhibit A Appendix at
                                 compensation of employees. This would include commission and          A; B; C 1, 2; D 1, 2, 3, 4;
                                 brokerage to employees when the activities for which the commission   E 2, 5; and F 1, 2, 3, 4
                                 is paid are a part of their duties as employees.                      for explanation by type of
                                                                                                       office

    EXPENSE LINE ITEM                                                                                       BASIS OF EXPENSE
     PER U&I EXHIBIT*                          EXPENSE CLASSIFICATION DESCRIPTION**                           ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
9.  Employee relations and       This category includes a variety of pension and insurance benefits    See Exhibit A Appendix at
    welfare                      for employees, as well as some miscellaneous expenditures. The        A; B; C 1, 2; D 1, 2, 3,
                                 first area entails: (1) cost of retirement insurance, pensions or     4; E 2, 5; and F 1, 2, 3,
                                 other retirement allowances and funds irrevocably devoted to the      4 for explanation by type
                                 payment of pensions or other employees' benefits, and (2) accident,   of office
                                 health and hospitalization insurance, group life insurance and workers' compensation insurance. The miscellaneous category may include the following items (1) training and welfare; (2) physical exams for employees or candidates; (3) gatherings, outings and entertainment; (4) education; and (5) donations to or on behalf of employees.

10. Insurance                    Costs of insurance for employee/agent fidelity or surety bonds,       See Exhibit A Appendix at D
                                 public liability, burglary and robbery, automobiles and office        1; E 1; and F 1, 2, 3, 4
                                 contents.                                                             for explanation by type of
                                                                                                       office

11. Directors fees               Amounts relate to fees and other compensation paid to directors for   Direct charge to company
                                 attending Board or committee meetings.

12.  Travel and travel           Major expense subcategories include: (1) transportation, hotel,       See Exhibit A Appendix at
     items                       meals, telephone and other related costs associated for employees     A; B; C 1, 2; D 1, 2, 3,
                                 traveling, (2) expense for transfer of employees, (3) automobile      4; E 2, 5; and F 1, 2, 3,
                                 rental and license plates, depreciation, repairs and other            4 for explanation by type
                                 operating costs of automobiles (4) transportation, hotel and          of office
                                 meals/entertainment of guests, (5) dues and subscriptions to accounting, legal, actuarial or similar societies and associations.

14. Equipment                    Rent and repair of furniture and equipment, include the related       See Exhibit A Appendix at
                                 depreciation charges.                                                 A; B; C 1, 2; D 1, 2, 3, 4;
                                                                                                       E 1, 2, 3, 4; and F 1, 2,
                                                                                                       3, 4

    EXPENSE LINE ITEM                                                                                       BASIS OF EXPENSE
     PER U&I EXHIBIT*                          EXPENSE CLASSIFICATION DESCRIPTION**                           ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
15. Cost or depreciation of      Rent and repair of processing equipment and non-operating systems     Charged to companies. See
    EDP equipment and software   electronic data software, including the related depreciation and      Exhibit A, Appendix at A;
                                 amortization.                                                         B; C2; D1, 2, 3, 4

16. Printing and stationery      Generally, printing, stationery and office supplies (paper stock,     See Exhibit A Appendix at
                                 printed forms and manuals, Photostat copies, pens and pencils,        A; B; C 1, 2; D 1, 2, 3, 4;
                                 etc.). Also included would be policies and policy forms, in-house     E 2, 5; and F 1, 2, 3, 4
                                 employee publications, books, newspapers and periodicals including, tax and legal publications and services.

17. Postage, telephone, etc.     All express, freight and cartage expenses, postage, and telephone.    See Exhibit A Appendix at
                                                                                                       A; B; C 1, 2; D 1, 2, 3, 4;
                                                                                                       E 2, 5; and F 1, 2, 3, 4

18. Legal & auditing             Legal fees and retainers excluding loss and salvage related,          See Exhibit A Appendix at
                                 auditing fees of independent auditors for examining records,          A; D 2, 3, 4; E 2; and F 1,
                                 services of tax experts and counsel, custodian fees, notary and       2
                                 trustees' fees.

20. Taxes, licenses and fees     Several categories comprise this expense classification: (1) state    No allocation - direct
                                 and local insurance taxes; (2) Insurance Department licenses and      charge to company
                                 fees; (3) payroll taxes; and (4) all other, excluding real estate and federal income. Taxes, licenses and fees based on premiums and payments to state industrial commissions for administration of workers' compensation or other state benefit acts would be in the first classification. Expenses relating to the Insurance Department would include agents' licenses, filing fees, certificates of authority and fees and expenses of examination. Payroll related expenses normally include old age benefit and unemployment insurance taxes. More significant expenses in the all other section would be financial statement publication fees, legally mandated advertising and personal property and state income taxes.

    EXPENSE LINE ITEM                                                                                       BASIS OF EXPENSE
     PER U&I EXHIBIT*                          EXPENSE CLASSIFICATION DESCRIPTION**                           ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
21. Real estate expenses         Salaries, wages and other compensation of maintenance workers in      Direct charges by company
                                 connection with owned real estate. Other expense items assigned to    are based on square
                                 this category may also include expenses associated with:              footage.
                                 operations; maintenance and insurance.

                                                                                                       Allocated expenses handled
                                                                                                       per Exhibit A Appendix at
                                                                                                       A; B; C 1, 2; D 1, 2, 3, 4;
                                                                                                       E 1, 2, 3, 4; and F 1, 2,
                                                                                                       3, 4

22. Real estate taxes            Taxes, licenses and fees on owned real estate.                        Direct charges by company
                                                                                                       are based on square
                                                                                                       footage.

                                                                                                       Allocated expenses handled
                                                                                                       per Exhibit A Appendix at
                                                                                                       A; B; C 1, 2; D 1, 2, 3, 4;
                                                                                                       E 1, 2, 3, 4; and F 1, 2,
                                                                                                       3, 4

24. Aggregate write-ins for      Items for which no pre-printed statutory line exists.                 Cost Management will
    miscellaneous expenses       Description/title shown in Part 3 will vary based on need.            develop the most
                                                                                                       appropriate allocation
                                                                                                       basis and maintain
                                                                                                       documentation

      EXPENSE LINE ITEM
        PER GENERAL                                                                                        BASIS OF EXPENSE
      EXPENSE EXHIBIT*                          EXPENSE CLASSIFICATION DESCRIPTION**                         ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
6.5  Collection and bank         Collection charges on checks and drafts and charges for checking
     service charges             accounts and money orders.

NOTE: Expense classification for lines 3 and 23 are not applicable for the Allstate Group.

                                                           APPENDIX TO EXHIBIT A


           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
                    ALLSTATE INSURANCE COMPANY AND AFFILIATES

A. Offices 001 (Corporate Home Office), 191 (Ivantage Product), 195 (Technology Support/Appservice), 198 (Broker Dealer), 200 (Procurement Governance), 201 Allstate Investments, LLC), 203 (Research Center Shared Services), 204 (Human Resources Shared Service), 205 (Corporate Relations Shared Services), 206 (Technical Shared Services), 207 (Law and Regulation Shared Services), 208 (Finance Shared Services) 209 (Market Brand Development), 211 (Facility Services), 212 (Real Estate & Construction), and 304 (Litigation Services) factors are based on Service Agreements. These Agreements are written documents detailing services and associated costs performed by the provider for the benefit of the recipient and are generated and approved through extensive discussions between service providers and service recipients.

B. Support Centers, Data Centers, and Output Processing Centers (OPC) factors are based on Stat Policies in Force, Statistical Data and Time and Effort studies that roll-up to the Support Center/Data Center/OPC.

C. P&C Head Office (Office 032) factors are based on:

   1.     Compensation
   2.     Time and effort studies
   3.     Statistical data

D. Regional Office factors are based on the following methodologies:

   1.     Compensation
   2.     Time and effort studies
   3.     System capacity studies
   4.     Statistical data

E. Regional Commercial Centers factors are based on the following methodologies:

   1.     Compensation
   2.     Time and effort studies
   3.     System capacity studies
   4.     Statistical data

F. Claim Service Areas factors are based on the following:

   1.     Headcount (Property vs. Auto)
   2.     Notice counts
   3.     Incurred loss
   4.     Claim legal matter counts
   5.     Statistical data

                                                                       EXHIBIT B

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
               ALLSTATE LIFE INSURANCE COMPANY AND LIFE AFFILIATES

     EXPENSE LINE ITEM
       PER GENERAL                                                                                        BASIS OF EXPENSE
     EXPENSE EXHIBIT 2*                        EXPENSE CLASSIFICATION DESCRIPTION**                         ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
1.   Rent                        Rent for all premises occupied by the company, including any          Direct charges by company
                                 adequate rent for occupancy of its own buildings, in whole or in      are based on square
                                 part, except to the extent that allocation to other expense           footage. Allocated expenses
                                 classifications on a functional basis is permitted and used.          are handled per Exhibit B
                                                                                                       Appendix at A; B 1, 2; C 1,
                                                                                                       2 and D 1, 2, 3

2.   Salaries and wages          Salaries and wages, bonuses and incentive compensation to             Agents' compensation is a
                                 employees, overtime payments, continuation of salary during           direct charge to company.
                                 temporary short-term absences, dismissal allowances, payments to      The remaining expenses in
                                 employees while in training and other compensation to employees not   this category are allocated
                                 specifically designated herein, except to the extent that             per Exhibit B Appendix at
                                 allocation to their expense classifications is permitted and used.    A; B 1, 2; C 1, 2; and D 1,
                                                                                                       2, 3

                                 Contributions by company for pension and total permanent disability   See Exhibit B Appendix
                                 benefits, life insurance benefits, accident, health,                  at A; B 1, 2; C 1, 2; and
                                 hospitalization, medical, surgical, or other                          D 1, 2

----------
* Expense classifications per the statutory Underwriting and Investment Exhibit, Part 3, Expenses. Parties to the Agreement use these twenty-one classifications to record their operating expenses incurred. As described in Exhibit C, expenses for these classifications are also spread to three distinct functional expense groups: loss adjustment, other underwriting and investment.

** This description provides only a synopsis of the types of expenses for each classification. Parties to the Agreement will utilize the NAIC Property & Casualty Annual Statement Instructions Appendix in expense handling.

***  Before consideration of any applicable reinsurance agreement.

     EXPENSE LINE ITEM
       PER GENERAL                                                                                        BASIS OF EXPENSE
     EXPENSE EXHIBIT 2*                        EXPENSE CLASSIFICATION DESCRIPTION**                         ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
3.11 Contributions for           temporary disability benefits under a self-administered or            D 1, 2, 3
     benefit plans for           trusteed plan or for the purchase of annuity or insurance contracts.
     employees                   Appropriation of any other assignment of funds by company in connection with any benefit plan of the types enumerated herein.

3.12 Contributions for           Contributions by company for pension and total permanent disability   See Exhibit B Appendix
     benefit plans for           benefits, life insurance benefits, accident, health,                  at C 1, 2; and D 1, 2, 3
     agents                      hospitalization, medical, surgical, or other temporary disability benefits under a self-administered or trusteed plan or for the purchase of annuity or insurance contracts. Appropriation of any other assignment of funds by company in connection with any benefit plan of the types enumerated herein.

3.21 Payments to                 Payments by company under a program for pension and total and         No allocation - direct
     employees under non-        permanent disability benefits, death benefits, accident, health,      charge to company
     funded benefit plans        hospitalization, medical, surgical or other temporary disability benefits where no contribution or appropriation is made prior to the payment of the benefit.

3.22 Payments to agents          Payments by company under a program for pension and total and         No allocation - direct
     under non-funded            permanent disability benefits, death benefits, accident, health,      charge to company
     benefit plans               hospitalization, medical, surgical or other temporary disability benefits where no contribution or appropriation is made prior to the payment of the benefit.

3.31 Other employee              The net periodic postretirement benefit cost, meals to employees,     Agents' compensation is a
     welfare                     contribution to employee associations or clubs, dental                direct charge to company.
                                 examinations, medical dispensary or convalescent home expenses for    The remaining expenses in
                                 employees.                                                            this category are allocated
                                                                                                       per Exhibit B Appendix at
                                                                                                       A; B 1, 2; C 1, 2; and D 1,
                                                                                                       2, 3

      EXPENSE LINE ITEM
        PER GENERAL                                                                                        BASIS OF EXPENSE
      EXPENSE EXHIBIT*                          EXPENSE CLASSIFICATION DESCRIPTION**                         ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
3.32 Other agent welfare         The net periodic postretirement benefit cost, meals to                Agents' compensation
                                 employees, contribution to employee associations or clubs,            is a direct charge to
                                 dental examinations, medical dispensary or convalescent home          company. The remaining
                                 expenses for agents.                                                  expenses in this
                                                                                                       category are allocated
                                                                                                       per Exhibit B Appendix
                                                                                                       at C 1, 2; and D 1, 2,
                                                                                                       3

4.1  Legal fees and              Court costs, penalties and all fees or retainers for legal            No allocation - direct
     expenses                    services or expenses in connection with matters before                charge to company
                                 administrative or legislative bodies.

4.2  Medical examination         Fees to medical examiners in connection with new business             See Exhibit B Appendix
     fees                        reinstatements, policy changes and applications for                   at D 1, 2
                                 employment.

4.3  Inspection report           Fee for inspection reports in connection with new business,           See Exhibit B Appendix
     fees                        reinstatements, policy changes and applications for                   at D 1, 2; C
                                 employment. Cost of services furnished by the Medical
                                 Information Bureau.

4.4  Fees of public              Include expenses relating to this category except exclude             See Exhibit B Appendix
     accountants and             examination fees made by State Departments and internal audits        at A; B 1, 2; C 1, 2;
     consulting actuaries        by company employees.                                                 and D 1, 2

4.6  Expense of                  Payment to other than employees of fees and expenses for the          See Exhibit B Appendix
     investigation and           investigation, litigation and settlement of policy claims.            at D 1, 2
     settlement of
     policy claims

      EXPENSE LINE ITEM
        PER GENERAL                                                                                        BASIS OF EXPENSE
      EXPENSE EXHIBIT*                          EXPENSE CLASSIFICATION DESCRIPTION**                         ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
5.1  Traveling expenses          Traveling expense of officers, other employees, directors and         See Exhibit B Appendix
                                 agents, including hotel, meals, telephone, telegraph and              at A; B 1, 2; C 1, 2;
                                 postage charges incurred while traveling. Also include amounts        and D 1, 2, 3
                                 allowed employees for use of their own cars on company
                                 business and the cost of, or depreciation on, and maintenance and running expenses of company-owned automobiles.

5.2  Advertising                 Newspaper, magazine and trade journal advertising for the             See Exhibit B Appendix
                                 purpose of solicitation and conservation of business.                 At A, B 1, 2; C 1; and
                                 Billboard, sign and telephone directory, television, radio            D 1, 2
                                 broadcasting and motion picture advertising, excluding
                                 subjects dealing wholly with health and welfare. All
                                 canvassing or other literature, such as pamphlets, circulars, leaflets, policy illustration forms and other sales aids,
                                 printed material, etc., prepared for distribution to the
                                 public by agents or through the mail for the purposes of
                                 solicitation and conservation of business. All calendars,
                                 blotters, wallets, advertising novelties, etc., for
                                 distribution to the public. Printing, paper stock, etc. in connection with advertising. Prospect and mailing lists when used for advertising purposes. Fees and expenses of
                                 advertising agencies related to advertising.

5.3  Postage, express,           Freight and cartage, cables, radiograms and teletype. Also            See Exhibit B Appendix
     telegraph and               charges for use, installation and maintenance of related              at A; B 1, 2; C 1, 2;
     telephone                   equipment if not included elsewhere.                                  and D 1, 2, 3

5.4  Printing and                Policy forms, riders, supplementary contracts, applications,          See Exhibit B Appendix
     stationery                  etc., rate books, instruction manuals, punch-cards, house             at A; B 1, 2; C 1, 2;
                                 organs, and all other printed material which is not required          and D 1, 2, 3
                                 to be included in any other expense classification. Office supplies and pamphlets on health, welfare and education
                                 subjects. Also include annual reports to policyholders and stockholders if not included in Line 5.2.

5.5  Cost or depreciation        The cost or depreciation of office machines except for such           See Exhibit B Appendix
     of furniture and            charges as may be reported in Line 5.3.                               at A; B 1, 2; C 1, 2;
     equipment                                                                                         and D 1, 2, 3

      EXPENSE LINE ITEM
        PER GENERAL                                                                                         BASIS OF EXPENSE
      EXPENSE EXHIBIT*                           EXPENSE CLASSIFICATION DESCRIPTION**                        ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
5.6 Rental of equipment          Rental of office machines except for such charges as may be           See Exhibit B Appendix at
                                 reported in Line 5.3.                                                 A; B 1, 2; C 1, 2; and D 1,
                                                                                                       2, 3

5.7 Cost or depreciation of      Include cost, depreciation and amortization for EDP equipment and     Charged to Companies See
    EDP equipment and software   operating and non-operating systems software.                         Exhibit B at A; B; C

6.1 Books and periodicals        Books, newspapers, periodicals, etc., including investment tax and    See Exhibit B Appendix at
                                 legal publications and information services, and including all such   A; B 1, 2; C 1, 2; and D 1,
                                 material for company's law department and libraries.                  2, 3

6.2 Bureau and association       All dues and assessments of organizations of which the company is a   No allocation - direct
    fees                         member. All dues for employees' and agents' memberships on the        charge to company
                                 company's behalf.

6.3 Insurance, except on real    Premiums for Workers' Compensation, burglary, holdup, forgery and     See Exhibit B Appendix
    estate                       the public liability insurance, fidelity or surety bonds, insurance   at A; B 1, 2; C 1, 2; and
                                 on contents of company-occupied buildings and all other insurance     D 1, 2, 3
                                 or bonds not included elsewhere.

6.4 Miscellaneous losses         Uncollectible losses due to deficiencies, defalcations, robbery, or   Primarily a direct charge
                                 forgery, except those offset by bonding companies' payments. Also     to company. Remaining
                                 include Worker's Compensation benefits not covered by insurance and   expenses are allocated per
                                 other uninsured losses not included elsewhere.                        Exhibit B Appendix at A;
                                                                                                       and D 1, 2, 3

6.5 Collection and bank          Collection charges on checks and drafts and charges for checking      See Exhibit B Appendix at
    service charges              accounts and money orders.                                            A; and D 1, 2, 3

6.6 Sundry general expenses      Direct expense of local agency meetings, luncheons and dinners,       See Exhibit B Appendix at
                                 tabulating service rendered by outside organizations, gifts and       A; B 1, 2; C 1, 2; and D 1,
                                 donations. Any portion of commissions and expense allowances on       2, 3
                                 reinsurance assumed for group business which represents specific reimbursement of expenses. Reimbursement to another insurer for expense of jointly underwritten group contracts.

      EXPENSE LINE ITEM
        PER GENERAL                                                                                         BASIS OF EXPENSE
      EXPENSE EXHIBIT*                           EXPENSE CLASSIFICATION DESCRIPTION**                        ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
6.7 Group service and            Administration fees, service fees, or any other form of allowance,    See Exhibit B Appendix at
    administration fees          reimbursement of expenses, or compensation (other than commissions)   D 1, 2; and B
                                 to agents, brokers, applicants, policyholders or third parties in connection with the solicitation, sale, issuance, service and administration of group business.

6.8 Reimbursements by            Report as a negative amount administrative fees, direct               No allocation - direct
    uninsured accident and       reimbursement of expenses, or other similar receipts or credits       charge to company
    health plans                 attributable to uninsured accident and health plans and the uninsured portion of partially insured accident and health plans.

7.1 Agency expense allowance     All bona fide allowance for agency expense, but not allowances        No allocation - direct
                                 constituting additional compensation.                                 charge to company

7.2 Agents' balances charged     Agents' balances charged off less any amounts recovered during the    No allocation - direct
    off                          year.                                                                 charge to company

7.3 Agency conferences other     Cost of banquets and rental of meeting rooms. Expenses of all         Primary dollars are a
    than local meetings          persons traveling to conferences and their expenses at conferences.   direct charge to company.
                                                                                                       The remaining expenses in
                                                                                                       this category are allocated
                                                                                                       per Exhibit B Appendix at C
                                                                                                       1; and D 1

9.1 Real estate expenses         The cost of repairs, maintenance, service, and operation of all       Direct charges by company
                                 real estate properties including insurance whether occupied by the    are based on square
                                 company or not; salaries and other compensation of managing agents    footage. Allocated expenses
                                 and their employees; expenses incurred in connection with rental of   are handled per Exhibit B
                                 such properties; legal fees specifically associated with real         Appendix at A; B 1, 2; C 1,
                                 estate transactions other than sale; rent, salaries and wages, and    2; and D 1, 2, 3
                                 other direct expenses of any branch of Home Office until engaged solely in real estate work (not real estate and mortgages
                                 combined).

      EXPENSE LINE ITEM
        PER GENERAL                                                                                         BASIS OF EXPENSE
      EXPENSE EXHIBIT*                           EXPENSE CLASSIFICATION DESCRIPTION**                        ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
9.2 Investment expenses          Only items for which no specific provisions has been made             See Exhibit B Appendix not
    elsewhere                    elsewhere, e.g., contributions or included assessments for            at A; and D 1, 2, 3
                                 bondholders' protective committees, fees of investment counsel, custodian and trustee fees.

9.3 Aggregate write-ins for      Items for which no pre-printed statutory line exists. Description     Cost Management will
    expenses                     title shown in Exhibit 2 will vary based on need.                     develop the most
                                                                                                       appropriate allocation
                                                                                                       basis and maintain
                                                                                                       documentation

      EXPENSE LINE ITEM
          PER TAXES,
      LICENSES AND FEES                                                                                     BASIS OF EXPENSE
          EXHIBIT 3*                             EXPENSE CLASSIFICATION DESCRIPTION**                         ALLOCATION***
----------------------------------------------------------------------------------------------------------------------------------
1. Real estate taxes             Those taxes directly assessed against property owned by the           Direct charges by company
                                 company. Canadian and other foreign taxes should be included          are based on square
                                 appropriately.                                                        footage. Allocated
                                                                                                       expenses are handled per
                                                                                                       Exhibit B Appendix at A; B
                                                                                                       1, 2; C 1, 2; and D 1, 2, 3

2. State insurance department    Assessments to defray operating expenses of any state insurance       No allocation - direct
   licenses and fees             department. Canadian and other foreign taxes should be included       charge to company
                                 appropriately. Fees for examinations by state departments.

3. State taxes on premiums       State taxes based on policy reserves, if in lieu of premium taxes.    No allocation - direct
                                 Canadian and other foreign taxes should be included appropriately.    charge to company
                                 Any portion of commissions or allowances on reinsurance assumed for group business which represents specific reimbursement of premium taxes. Deduct any portion of commissions or allowances on
                                 reinsurance ceded for group business which represents specific reimbursement of premium taxes.

4. Other state taxes             Assessments of state industrial or other boards for operating         No allocation - direct
                                 expenses or for benefits to sick unemployed persons in connection     charge to company
                                 with disability benefit laws or similar taxes levied by states.
                                 Canadian and other foreign taxes are to be included appropriately.
                                 Advertising required by law, regulation or ruling, except in connection with investments. State sales taxes, if company does not exercise option of including such taxes with the cost of goods and services purchased. State income taxes.

5.   U.S. Social Security        Company's contribution is based on the current tax rate, which is     See Exhibit B Appendix
     taxes                       applied to all wages, salary or compensation entered on the           at A; B 1, 2; C 1, 2; and
                                 employees earning record and federal unemployment tax.                D 1, 2, 3

6.   All other taxes             Guaranty fund assessments and taxes of Canada or of any other         No allocation - direct
                                 foreign country not specifically provided for elsewhere. Sales        charge to company
                                 taxes, other than state sales taxes, if company does not exercise option of including such taxes with the cost of goods and services purchased.

                                                           APPENDIX TO EXHIBIT B

           INTERCOMPANY SERVICE AND EXPENSE ALLOCATION SUMMARY MATRIX
               ALLSTATE LIFE INSURANCE COMPANY AND LIFE AFFILIATES

A.   Office 001, 191, 195,198, 200, 201, 203, 204, 205, 206, 207, 208, 209, 211,
     212, and 304 factors to Allstate or Affiliate are based on this Agreement. Once expenses are charged to Allstate or Affiliate, a second and third tier of allocation occurs, which allocates expenses to Life Profit Centers.

B. P&C Head Office (Office 032) allocations to the Life Company and Affiliates are based on:

     1.  Compensation
     2.  Time and effort studies
     3.  Statistical data

C. Regional Office allocations to the Life Company and Affiliates are based on:

     1.  Compensation
     2.  Time and effort/usage studies
     3.  System capacity studies
     4.  Statistical Data

D.   Life Parent Company allocations to Life Affiliates are based on:

     1.  Expenses are direct coded to the appropriate company.
     2. Determination of how expense is to be allocated to profit center is based on time studies, project activity, required capital, invested assets and statistical data.

                                                                       EXHIBIT C

                            EXPENSE PROCESS OVERVIEW
                            ALLSTATE INSURANCE GROUP

For purposes of operational analysis and financial reporting, functional expense groups are made up of three primary categories: (1) Loss adjustment expenses,
(2) Other underwriting expenses; and (3) Investment expenses. A more detailed description of expense items, which comprise these categories, is provided in Exhibits A and B. These exhibits are the framework for reporting expenses required by the NAIC. The expense categories, in turn, flow into the financial records based on the following cost allocation methods: a direct charge basis; an allocated or shared basis; or in accordance with the terms of one or several reinsurance agreements. The combined expense process ultimately provides for financial records that reflect the financial performance of the business.

On a day-to-day basis, expenses are incurred directly by companies within the Allstate Group. The expenses are charted numerically by account. Formalized procedures are used in order to ensure that the expenses are accurately recorded and allocated to the appropriate office, company, cost center and cost element. Allocations are also provided for various support costs, which include: company, cost center and general ledger account (cost element) level with the objective of providing for an accurate means of tracking expenses.

A brief description of each of the three expense categories follows:

- Loss adjustment expenses are various costs associated with the claim handling process. These costs, which comprise all aspects of the claims handling function, include: the adjustment, factual investigation, defense and record keeping functions. Salaries of claim personnel and allocated executive salaries, as well as other basic costs associated with the claim function (accounting, data processing, rent, utilities, etc.) are grouped in this category. Generally, these expenses may be either direct charged, allocated, or flow to an entity by means of a separate reinsurance agreement.

- Other underwriting expenses include acquisition, general expenses, taxes, licenses and fees. The larger piece, acquisition expenses, is comprised of agent commissions, various expenses related to underwriting (motor vehicle reports, home inspections, etc.), salaries, marketing and other allocations of expenses which support the production of new and renewal business. General expenses are typically administrative in nature and do not fit cleanly in any other expense grouping. Taxes, licenses and fees pertain to: taxes (income and franchise) and licenses fees levied by state and local government; insurance department expenses; and guaranty fund assessments. These expense categories are charged to an entity in any of the same three methods shown above for Loss adjustment expenses.

- Investment expenses for research, purchase and sale activities, safekeeping, accounting and data support are the bulk of expenses in this bucket. Generally, these expenses will flow to an entity by direct charges to an entity or on an allocated basis.

The mechanism for recording expenses can occur by means of one of the following three methods:

- DIRECT CHARGES - This method is used where the expenses are unique to the company incurring them. These types of expenses are not allocated to another Allstate Company due to their unique relationship to the company incurring them. Expense payments are classified to the responsible company through an accounting coding expense system involving charge company, cost center, and cost element (See Exhibits A and B for more detail). By way of example: agents' commissions, taxes, licenses and fees, and bad debt expense are company specific, and therefore, coded directly to the appropriate company.

-    ALLOCATIONS

     THE EXPENSE ALLOCATION PROCESS CAN BE DIVIDED INTO 3 SUBCATEGORIES:

1. OFFICE - The objective of this phase of the allocation process is to properly transfer various support costs performed by one organization to another organization that they directly relate to. The basic justification for this cost transfer is efficiency gain, which is mutually beneficial to both parties. Certain processes are centrally performed on behalf of a number of entities, then allocated to the office/company being supported. Routine expenses of this nature often include support activities from the following functional areas: Accounting; Systems; Investments; Corporate Relations; Law and Regulation; and Human Resources. These costs cannot be directly expensed. It is necessary to provide for an appropriate method of allocation. An example of this method of allocation would relate to the accounting treatment of costs and expenses attributable to Allstate's Internal Audit Department (IAD). As part of the Allstate Corporate Home Office structure, IAD salaries and related expenses are allocated to other Affiliates companies and/or offices (i.e. data and profit centers) based on time and effort studies. The terms for this allocation are delineated in a separate agreement between the parties which is referred to as a Shared Service Agreement (SSA). The SSA is a vehicle which allows the parties to agree in advance on certain essential terms and conditions which include: a description of the services to be provided; the period covered; costs and standards. The SSA concept can be used to transfer expenses between Brands (e.g., Allstate, Ivantage, Indemnity, Life), between Shared Services (e.g., Finance, Investments, Human Resources, Technical) or between a Brand and Shared Service.

     The Accounting Department database is programmed to perform the allocation process on a monthly basis. The process begins with the extraction of direct costs for each office, company, cost center and general ledger account. Varying premium and claim statistics (e.g., policies in force, claim counts) as well as other common factors (e.g., number of employees, number of retirees) are then entered into the program.

     The resulting data provides the bases, or allocation drivers, for transferring expenses from an office/cost center /general ledger account level of detail to other charge offices/cost centers /general ledger accounts. Detail records are generated in order to provide the source and recipient of the allocated expenses.

     A separate process has been initiated in order to periodically review the accuracy of the factors or drivers of the allocations. The accuracy of service provider time and effort studies may be taken into account (i.e. projected v. actual). Other factors that may be considered include an inventory of activities and customers in order to ensure that allocations are accurate. Intensive discussions and management agreement between the provider and customer are also an integral part of the process. Flexibility in the overall allocation process must routinely occur to provide for changes in the business activities or organizational structure.

2. COMPANY - This step in the expense allocation process is similar the office expense allocation process described above in that allocations are charged to other affiliates. For instance, both Allstate Insurance Company and Allstate Life Insurance Company incur expenses on a direct basis for themselves and on behalf of their affiliates. A portion of these expenses may be transferred to the affiliated companies, as appropriate. Fixed factors are normally based on internal time and effort studies, agents' compensation, or statistical criteria such as gross policies issued or claim notice counts.

3. UNIFORM ACCOUNTING TRANSFER (UAT) - The next step in the process is to reclassify all of the general office expenses addressed in the direct charges and expense allocation (office and company) sections above, having been recorded on a management basis, to their required statutory expense classifications. The use of a consistent basis for reporting expenses, as dictated by the NAIC, allows the Regulators to better compare various insurance companies' operations. On the property/casualty side, broad expense categories and detail breakouts are required for both the Expense
     Exhibit in the annual Statutory Statement as well as the Supplemental Expense Filing, which is contained in the Insurance Expense Exhibit. For Life companies, the General Expense and the Taxes, Licenses and Fees Exhibits from the annual Statutory Statement have distinct expense categories. A synopsis of these required expense categories, along with a description of each expense category and the basis of allocation presently used by Allstate is contained in Exhibit A and appendix (Property & Casualty affiliates) and Exhibit B and appendix (Life Company affiliates).

     In order to provide for accurate summarization and reporting, each general ledger account (cost element) included in the Chart of Accounts is assigned a statutory expense classification. Loss adjustment, other underwriting and investment expenses are the broad classifications that UAT applies to. By way of example, a systems function, whether relating to claims, sales, or investments, is initially classified as a general office expense on a management basis. Based on the UAT process, these expenses are reclassified for statutory reporting purposes to loss adjustment, other underwriting or investments. Taxes, licenses and fees, although included in the other underwriting expense category, are not used in the UAT calculation process. These expenses are directly charged to the appropriate statutory classification within company.

     REINSURANCE AGREEMENTS - Separate arrangements exist between the property/casualty parent, Allstate Insurance Company, and certain affiliates, and the life parent, Allstate Life Insurance Company, and certain affiliates that drive expenses. Terms and conditions relating to methods of expense classification are contained in each of the individual reinsurance agreements. Typically, the reinsurer will be liable for a pre determined pro-rata share of all underwriting related expenses to support the assumed business. However, the reinsurer is not generally liable for the investment expenses.

                                                                       EXHIBIT D

                                   DEFINITIONS

The following terms shown by "process flow" and "general" categories are commonly used in explanation of the Allstate Group's overall expense process. Presentation of the "process flow" section follows the same hierarchical order of our current expense processing methodology.

PROCESS FLOW

COMPANY - Identifies legal entity that expense is charged to and may be disbursed from. Each entity who is a party to this agreement is assigned a separate three digit company code (e.g., Allstate Insurance Company - 010, Allstate Life Insurance Company - 030). A "charged company" is the Allstate entity charged with the expense under review and whose Statement of Income would be ultimately impacted.

COST CENTERS -- Describe where specific costs were incurred. Cost Centers will be the most common object used. Cost centers are areas of organizational responsibility in which costs are incurred and planned. Identifies administrative grouping within an office and duties as well as the manager responsible. Regional Office Departments include: Underwriting; Sales; Human Resources; and Claims. Each Regional Office is assigned a distinct four digit number.

COST ELEMENTS -- They describe what specific costs have occurred. They are used to plan and incur direct expenses for cost objects representing a unique item or category of expense to the company.

INTERNAL ORDERS -- A short-term cost collector used to collect, identify and allocate costs associated with a process, event or activity.

OFFICE --Typically, office codes identify high level responsibility for the expenses charged. Office level configuration (by type or geographical location) is a key building block in the accumulation of Allstate's expenses. This data is used in preparing the various expense analyses/reports prepared. A "charged office" is the office within an Allstate entity charged with the expense under review. The decision regarding which office to charge with an expense is based on Statement of Income impact analysis. Offices may include various high level types, such as Profit Centers (Midwest Regional Office - 002), Data Centers (Atlantic - 136), Shared Services (Human Resources - 204), and Home Offices (Corporate Home Office - 001, PP&C Head Office - 032). Each Office is designated by a three-digit code.

PROFIT CENTER -- Aligns expense to a distribution channel, geographic location and product grouping (i.e. Denver Region, Colorado, Standard Auto).

GENERAL

ASSESSMENTS/ALLOCATED EXPENSES - which, are incurred by one Allstate Company or office and charged, or allocated, to other companies or offices on the basis of mutual benefit. Examples of the types of allocated expenses include: Loss Adjustment, Other Underwriting and Investment Expenses. These expenses include allocations in Cost Centers from Cost Elements to Secondary Cost Elements and are described in Exhibit C. Criteria for cost allocation "drivers" are based on the implementation of management objectives. The assessments can use all three methods of allocations: Field Percentage; Fixed Amount; and Variable Portions, which contain Statistical Key Figures. Additional information is included in the Exhibits and Appendixes attached. Allocation drivers agreed to by Management are used to allocate expenses, and these are described in detail in the various exhibits and appendixes.

REINSURANCE AGREEMENT - An agreement between two parties where one insurer spreads its risk (premium, loss and expense) of losses with other insurers.

                                                                       EXHIBIT E

                              TERMINATED AGREEMENTS

1. Service Agreement effective as of July 1, 1989 between Allstate Insurance Company and Allstate Life Insurance Company of New York ("ALNY").

2. Service Agreement effective July 1, 1989 between Allstate Life Insurance Company ("ALIC") and ALNY.

3. Business Operations and Service Agreement effective October 1, 1997 between ALIC and ALNY.

4. Service Agreement dated March 1, 1999 between Lincoln Benefit Life Company and ALNY.